                               [INLAND REAL ESTATE INCOME AND GROWTH FUND PHOTO]


                                       Inland Real Estate Income and Growth Fund






ANNUAL REPORT 1 OCTOBER 31, 2002



[INLAND LOGO]

                               TABLE OF CONTENTS


                               LETTER TO SHAREHOLDERS                          1
                               PERFORMANCE                                     4
                               STATEMENT OF ASSETS AND LIABILITIES             6
                               STATEMENT OF OPERATIONS                         7
                               STATEMENTS OF CHANGES IN NET ASSETS             8
                               FINANCIAL HIGHLIGHTS                            9
                               SCHEDULE OF INVESTMENTS                        10
                               SCHEDULE OF INVESTMENTS: OPTIONS WRITTEN       14
                               NOTES TO THE FINANCIAL STATEMENTS              17
                               INDEPENDENT AUDITOR'S REPORT                   21
                               BOARD OF TRUSTEES                              22

DEAR SHAREHOLDER,

I AM PLEASED TO SAY THAT THE YEAR 2002 WAS ANOTHER STEP FORWARD FOR THE INLAND REAL ESTATE INCOME AND GROWTH FUND. AS OF OCTOBER 31, 2002 WE HAVE CONTINUED TO MAKE PROGRESS AS THE ADVISOR TO THE FUND BY DELIVERING A TWELVE MONTH RETURN OF 7.71% CLASS A SHARES BEFORE SALES CHARGE. IN COMPARISON, FOR THE SAME TIME PERIOD, THE NAREIT COMPOSITE INDEX HAD A TWELVE MONTH RETURN OF 7.61%, THE HYBRID INDEX RETURNED 3.07%, AND THE S&P 500 POSTED A (-15.10%) RETURN. WE REMAIN CONFIDENT IN OUR CURRENT ASSET ALLOCATION MIX, AND DO NOT ANTICIPATE ANY MAJOR CHANGES TO THE PORTFOLIO IN THE NEAR TERM.



                   INLAND REAL ESTATE INCOME AND GROWTH FUND

US ECONOMIC OUTLOOK:
     Economic growth has held up reasonably well overall, but performance among sectors has been highly uneven. Recent economic data indicates that additional time is needed to be confident about the interpretation of the movements of the economy last year and this year. The Employment Cost Index indicates that wage growth has decelerated more markedly in 2002 then in 2001. Household spending has remained healthy as real disposable income has steadily increased. The slowdown in compensation growth has been offset by lower inflation, tax rebates, another wave in refinancing resulting from lower mortgage rates, and increased government spending. The March 2002 stimulus package gave a boost to household incomes in addition to providing some impetus to business spending through its investment incentives. A recovery in business spending is essential to the long-term success of a healthy economy.
     A surprise during this recession has been the consistent productivity growth, which points to a durable improvement in the rate at which the economy can expand without rising inflation. Though the Federal Reserve can contribute to the regeneration process by cutting interest rates, it cannot remove excess capacity manufacturing plants, expunge bad credits from lenders' balance sheets, or control the situation in Iraq, which for now is a wildcard.
     Federal Reserve Chairman, Alan Greenspan, recently described the risk of inflation in the near term as "remote". Long-term rates, from March through October, followed a strong downward trend, reflecting expectations of lower future inflation. The growth of the money supply remained in line with growth in normal income, also suggesting that inflationary pressures could remain low, which has helped fuel productivity growth. The advance estimate of real Gross Domestic Product (GDP), released October 31, revealed that output increased by an annual rate of 3.1% during the third quarter. Personal consumption expenditures grew 4.2% in October and were a major contributor to the increase in real GDP. Eventually, though, the Federal Reserve will have to raise short-term interest rates, however that should not come so fast as to jeopardize the recovery. There also remains the question of how the external deficit will be unwound. The federal budget deficit reversed from a surplus of 2.5% of GDP two years ago to a current deficit of 1.5% of GDP. The reversal reflects faster growth in discretionary spending, last year's tax cut, and expenditure requirements after the events of September 11. Also, the stimulus measures enacted in March will further increase the deficit, which is expected to reach 3% of GDP at year end 2002.
     The economy grew 3.1% from July through September, but is expected to grow about half that in the fourth quarter due to weakened consumer and business confidence. The Dow, however, has risen for eight consecutive weeks shrugging off bad news and maintaining support levels. No rally has lasted for this many consecutive weeks in over three years. Counter-balancing this is the risk of a weaker than expected holiday shopping season, extended corporate valuations, and earnings warnings in the fourth quarter. And the broader question remains as to where are the markets rallying to? Earnings trends remain negative, and the economic data, though improving, still fails to show a material recovery. The rebound in profits needs to become more broad based and not confined to a limited number of sectors. Unfortunately, near-term risks still weigh considerably on the downside.

THE OUTLOOK FOR REAL ESTATE:
     When the stock market peaked in March of 2000, real estate investment trusts (REITs) were at or near their low point. Since then their performance has been strong as investors are reacting to weakness in the broad market. Capital inflows into real estate from both individual and institutional investors are still positive, the sector's entry into the S&P continues to increase real estate's visibility and liquidity, and the average REIT is currently trading at a 5% - 10% discount to net asset value. This has been demonstrated by overall investor confidence in the group, even in an uncertain economic environment.
The fact still remains that the low interest rate environment leaves few credible alternatives to real estate securities for yield hungry investors. It takes a thorough analysis of domestic and global economics to recognize profitable sectors, as they do still exist in such economic uncertainty, and then translate those results into positive real estate based security investments.



                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 2

PROPERTY SECTOR ANALYSIS:
     We have decreased our overall exposure to the apartment sector in the last half of the year as it experienced the most significant erosion of earnings in the third quarter due to the continued strength in the housing market. Low interest rates are making it more economical to purchase a home than to pay rent. Middle-income apartments are performing much better than the high-end sector of the market. This sector has also experienced excess supply due to an abundance of cheap capital. That coupled with slowing demand makes it hard to see a recovery in this sector anytime soon.
     Our exposure in the office sector is minimal as it has been all year, and will remain so until our models indicate a turn in fundamentals. Our reasoning is that after the stock market bubble burst, a number of companies put a lot of office space on the market that was supposed to address growth that never occurred. To make matters worse, management teams have become much more cost-conscious, and space is at the bottom of the corporate priority list. The net absorption of corporate office space is currently negative and managers are aggressively trying to get rid of space that in the past would normally sit idle. Office REIT property value estimates may feel pressure into 2003 as occupancy and rents keep eroding, and the outlook into 2003 made it clear that though many office REITs met or exceeded expectations in the third quarter, office markets weren't likely to recover in the near future. Our limited position in this sector throughout the year has contributed to our successful returns in relation to our benchmarks.
     We have the industrial sector under close scrutiny since rents have been falling and vacancy rates have been increasing. Fortunately, construction is down about a third, which limits the sector's exposure. Since it takes approximately 18 months for softening rents to ultimately affect earnings, we are concerned that industrial REITs earnings could suffer in the next few years. Our industrial REIT portfolio per formed well for us this year achieving income and modest capital gains; however, if fundamentals continue to change, we will make an adjustment to this sector.
     The hotel sector is beginning to show signs of a bottom, and we will continue to conservatively deploy new money to this market. Full-service hotel occupancy was up for the third quarter and is up year-over-year, reflecting the return of business bookings. Revenue per available room is down as hotel operators attempt to continue to increase occupancy in light of the slow economy. The limited-service sector occupancy is down for the third quarter, which is due largely in part to the increase of supply in this category in the past two years. So, the opportunities in this sector are there; however, careful analysis on a case by case basis is essential in successfully negotiating current hotel market fundamentals.
     Our Non-REIT holdings have experienced negative volatility with the rest of the broad market; however, our covered option writing program on this portion of the portfolio helped successfully hedge some of the risk. We believe that our conservative approach and disciplined trading style validates our emphasis on safety over speculation resulting in a careful balance of risk versus reward.
     Finally, the market that has suffered the least is the retail sector. Consumer spending has held up even as job growth and consumer confidence have decreased. In response retailers continue to open new stores, driving up occupancy and rents. Regionally focused shopping center REITs continue to post strong internal growth due to good property locations and experienced management teams; hence, our increased exposure to this group throughout the year. Also, in the third quarter regional malls saw net operating income increase 3%, slightly better than the second quarter numbers. Regional mall occupancy also increased to 91.5% in the third quarter, up from 90.6% for the same quarter in 2001. If retail tenant bankruptcies remain manageable in 2003 and new supply continues to decrease keeping rental rate growth in check, fundamentals for the sector will continue to remain healthy.
     We would like to thank you for your continued support as we look forward to another prosperous year in 2003.

Sincerely,

/s/ William A. Rassano
    -------------------
William A. Rassano
Investment Committee
December 5, 2002

                  3 | INLAND REAL ESTATE INCOME AND GROWTH FUND

Average Annual Rate of Return





                       Class A                 Class A - No-Load       NAREIT Composite Index
---------------------- ----------------------- ----------------------- ------------------------
3/1/99                 9425                    10000                   10000
---------------------- ----------------------- ----------------------- ------------------------
4/30/99                9828                    10428                   10916
---------------------- ----------------------- ----------------------- ------------------------
7/31/99                9611                    10198                   10599
---------------------- ----------------------- ----------------------- ------------------------
10/31/99               8923                    9467                    9724
---------------------- ----------------------- ----------------------- ------------------------
1/31/00                9058                    9610                    9839
---------------------- ----------------------- ----------------------- ------------------------
4/30/00                9707                    10299                   10685
---------------------- ----------------------- ----------------------- ------------------------
7/31/00                10974                   11643                   12026
---------------------- ----------------------- ----------------------- ------------------------
10/31/00               10819                   11479                   11409
---------------------- ----------------------- ----------------------- ------------------------
1/31/01                11359                   12052                   12524
---------------------- ----------------------- ----------------------- ------------------------
4/30/01                11346                   12038                   12802
---------------------- ----------------------- ----------------------- ------------------------
7/31/01                11820                   12541                   13654
---------------------- ----------------------- ----------------------- ------------------------
10/31/01               11684                   12397                   13185
---------------------- ----------------------- ----------------------- ------------------------
1/31/02                12585                   13353                   14312
---------------------- ----------------------- ----------------------- ------------------------
4/30/02                13382                   14198                   15646
---------------------- ----------------------- ----------------------- ------------------------
7/31/02                12967                   13758                   15483
---------------------- ----------------------- ----------------------- ------------------------
10/31/02               12585                   13352                   14189
---------------------- ----------------------- ----------------------- ------------------------


                 CLASS A      CLASS A NO-LOAD       NAREIT COMPOSITE INDEX


This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 3/1/99 (inception). Assumes reinvestment of dividends and capital gains. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the year ended October 31, 2002 the Fund has chosen to use the NAREIT Composite Index as its comparison benchmark.

FOR PERIODS ENDED OCTOBER 31, 2002

                                                                       1 YEAR             SINCE INCEPTION 3/1/99

Inland Real Estate Income and Growth Fund -  Class A No-Load            7.71%                     8.20%
----------------------------------------------------------------------------------------------------------------
Inland Real Estate Income and Growth Fund -  Class A*                   1.51%                     6.47%
----------------------------------------------------------------------------------------------------------------
NAREIT Composite Index**                                                7.61%                     9.98%

* Reflects maximum front-end sales charge of 5.75%.
** The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.



                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 4

Average Annual Rate of Return



                    Class C            Class C - No-CDSC       NAREIT Composite
                                                               Index
------------------- ------------------ ----------------------- -----------------------------
5/17/02             10000              10000                   10000
------------------- ------------------ ----------------------- -----------------------------
7/31/02             9517               9612                    9941
------------------- ------------------ ----------------------- -----------------------------
10/31/02            9222               9314                    9110
------------------- ------------------ ----------------------- -----------------------------


This chart assumes an initial investment of $10,000, made on 05/17/02 (inception). The Class C No-CDSC assumes a maximum contingent deferred sales charge (CDSC) of 1.00%, if shares redeemed within one year of purchase. Assumes reinvestment of dividends and capital gains. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the year ended October 31, 2002 the Fund has chosen to use the NAREIT Composite Index as its comparison benchmark.


FOR PERIODS ENDED OCTOBER 31, 2002
                                                                        SINCE INCEPTION 5/17/02

Inland Real Estate Income and Growth Fund - Class C No-CDSC                    -6.86%
----------------------------------------------------------------------------------------------------------------
Inland Real Estate Income and Growth Fund - Class C*                           -7.78%
----------------------------------------------------------------------------------------------------------------
NAREIT Composite Index**                                                       -8.91%

* Reflects maximum contingent deferred sales charge (CDSC) of 1.00%, if shares are redeemed within one year of purchase.
** The National Association of Real Estate Investment Trusts (NAREIT) Total Return Equity REIT Index is a total return performance index of all equity REITs tracked by NAREIT.




                 5 | INLAND REAL ESTATE INCOME AND GROWTH FUND

Statement of Assets and Liabilities
October 31, 2002



ASSETS :

       Investments, at current value (cost $9,834,620)           $ 9,992,752
       Dividends receivable                                           14,510
       Interest receivable                                             1,416
       Receivable from investment adviser                             73,172
       Receivable for fund shares sold                                37,841
       Other assets                                                   25,745

              Total assets                                        10,145,436
----------------------------------------------------------------------------------------------------------------
LIABILITIES :

       Options written, at value (premiums received $208,494)        157,978
       Payable for investments purchased                             145,166
       Payable for fund shares redeemed                               14,619
       Accrued expenses                                               72,635

            Total liabilities                                        390,398
----------------------------------------------------------------------------------------------------------------
NET ASSETS                                                       $ 9,755,038
----------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF :

       Capital stock                                             $ 9,669,222
       Undistributed net investment income                            90,137
       Undistributed accumulated net realized loss on
            investments and option contracts expired or closed      (212,969)
       Unrealized net appreciation on:
       Investments                                                   158,132
       Written options                                                50,516

       Total net assets                                          $ 9,755,038

CLASS A SHARES :

       Net assets                                                $ 9,502,854
       Shares outstanding (unlimited number authorized)              823,352
       Net asset value offering and redemption price per share       $ 11.54
       Maximum offering price per share                              $ 12.24

CLASS C SHARES :

       Net assets                                                $   252,184
       Shares outstanding (unlimited number authorized)               21,921
       Net asset value offering and redemption (may be subject
            to a contingent deferred sales charge) price per
            share                                                    $ 11.50

See notes to financial statements


                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 6

Statement of Operations
Year ended October 31, 2002


INVESTMENT INCOME :

       Dividend income                                           $   466,893
       Interest income                                                 8,442

            Total investment income                                  475,335
----------------------------------------------------------------------------------------------------------------
EXPENSES :

       Investment advisory fees                                       69,643
       Administration fees                                            20,073
       Shareholder servicing and accounting fees and expense          49,304
       Custody fees                                                   22,870
       Federal and state registration fees                            33,688
       Professional fees                                              64,294
       Reports to shareholders                                        22,332
       Trustees' fees and expenses                                     4,844
       Miscellaneous                                                  14,549
       Distribution fees - Class A                                    19,024
       Distribution fees - Class C                                       526
       Total expense before waiver and reimbursement                 321,147
       Less: Waiver of expenses and reimbursement from Adviser      (130,223)

            Net expenses                                             190,924
----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            $   284,411
----------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) :

       Net realized loss on :
            Investments                                             (222,195)
            Written options                                          (25,046)

       Net change in unrealized appreciation / (depreciation) on :
            Investments                                               88,871
            Written options                                           46,711
            Net loss on investments                                 (111,659)
----------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $   172,752



See notes to financial statements



                  7| INLAND REAL ESTATE INCOME AND GROWTH FUND

Statements of Changes in Net Assets

                                                                                YEAR ENDED                    YEAR ENDED
                                                                                10/31/2002                    10/31/2001
OPERATIONS :

       Net investments income                                                  $   284,411                  $   101,507
       Net realized gain / (loss) on investments                                  (247,241)                      51,470
       Change in unrealized appreciation / (depreciation) on investments           135,582                      (61,750)
            NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   172,752                       91,227
-------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS :

       Shares sold                                                               6,983,766                    2,427,572
       Shares issued to holders in reinvestment of dividends                       113,040                       67,126
       Shares redeemed                                                            (886,232)                    (338,036)
            NET INCREASE IN NET ASSETS RESULTING FROM CAPITAL
            SHARE TRANSACTIONS                                                   6,210,574                    2,156,662
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS A SHAREHOLDERS :

       From net investment income                                                 (190,132)                     (89,527)
            TOTAL DISTRIBUTIONS TO CLASS A SHAREHOLDERS                           (190,132)                     (89,527)
-------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO CLASS C SHAREHOLDERS :

       From net investment income                                                     (826)                         -
            TOTAL DISTRIBUTIONS TO CLASS C SHAREHOLDERS                               (826)                         -
-------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                     6,192,368                    2,158,362
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS :

       Beginning of year                                                         3,562,670                    1,404,308

       End of year
       (including undistributed net investment income of $90,137 and $31,443
       respectively)                                                           $ 9,755,038                  $ 3,562,670


See notes to financial statements





                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 8

Financial Highlights

                                                            YEAR             YEAR          YEAR     03/01/1999(1)
                                                           ENDED            ENDED         ENDED           THROUGH
                                                      10/31/2002       10/31/2001    10/31/2000        10/31/1999
                                                      -----------------------------------------------------------
                                                                               CLASS A
                                                      -----------------------------------------------------------
PER SHARE DATA :
       Net asset value, beginning of period            $ 10.98          $ 10.64       $ 9.22            $ 10.00

       Income from investment operations :
       Net investment income(5)                           0.44             0.45         0.49               0.30
       Net realized and unrealized gains (losses) on
            securities                                    0.42             0.39         1.41              (0.82)
            TOTAL FROM INVESTMENT OPERATIONS              0.86             0.84         1.90              (0.52)

       Less distributions :
       Dividends from net investment income              (0.30)           (0.50)       (0.41)             (0.26)
       Tax return of capital                                -                -         (0.07)               -

            TOTAL DISTRIBUTIONS                          (0.30)           (0.50)       (0.48)             (0.26)

       Net asset value, end of period                  $ 11.54          $ 10.98       $10.64            $  9.22
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                           7.71%            8.00%       21.24%            (5.32%)(3)
--------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS :

       Net assets, in thousands, end of period         $ 9,503          $ 3,563       $1,404            $   817

       Ratio of net expense to average net assets:
            Before expense reimbursement                  4.19%            6.43%        6.13%             12.71%(4)
            After expense reimbursement                   2.50%            2.50%        2.11%              1.15%(4)

       Ratio of net investment income to average net assets:
            Before expense reimbursement                  2.02%            0.37%        0.89%            (6.20%)(4)
            After expense reimbursement                   3.71%            4.30%        4.91%              5.36%(4)

       Portfolio turnover rate                           28.04%(6)        32.61%(6)    15.17%              1.36%(3)






                                                     MAY 17, 2002(1)
                                                             THROUGH
                                                    OCTOBER 31, 2002
PER SHARE DATA :                                        CLASS C

       Net asset value, beginning of period         $    12.45

       Income from investment operations :
       Net investment income(5)                           0.17
       Net realized and unrealized gains (losses) on
            securities                                   (1.02)
            TOTAL FROM INVESTMENT OPERATIONS             (0.85)

       Less distributions :
       Dividends from net investment income              (0.10)

            TOTAL DISTRIBUTIONS                          (0.10)

       Net asset value, end of period                  $ 11.50
------------------------------------------------------------------
TOTAL RETURN(7)                                         (6.86%)(3)
-------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
       Net assets, in thousands, end of period         $   252
       Ratio of net expense to average net assets:
            Before expense reimbursement                 5.94%(4)
            After expense reimbursement                  2.50%(4)

       Ratio of net investment income to average net assets:
            Before expense reimbursement                 (.03%)(4)
            After expense reimbursement                  3.41%(4)

       Portfolio expense rate                           28.04%(6)


(1) Commencement of operations.
(2) The total return calculation does not reflect the 5.75% front end sales charge for Class A.
(3) Not annualized.
(4) Annualized.
(5) Calculated using average shares outstanding during the year.
(6) Calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(7) The total return calculation does not reflect the 1.00% contingent deferred sales charge for Class C.

Effective June 1, 2001
Inland Investment Advisors,
Inc. became the investment advisor.

See notes to financial statements


                  9| INLAND REAL ESTATE INCOME AND GROWTH FUND

Schedule of Investments
October 31, 2002


NUMBER OF SHARES            COMMON STOCKS - 84.66%*                              VALUE
                            BEVERAGE, FOOD, & TOBACCO - 1.35%*

           2,500            Anheuser-Busch Companies, Inc.                   $ 131,900

                            CHEMICALS - 1.57%*
           3,700            E. I. Du Pont de Nemours & Company                 152,625

                            COMMUNICATIONS - 0.97%*
           6,400            AOL Time Warner Inc.**                             94,400

                            DIVERSIFIED REITS - 8.36%*
           9,820            Pennsylvania Real Estate Investment Trust          251,883
          43,000            Sizeler Property Investors, Inc.                   417,100
           1,500            Vornado Realty Trust                                55,125
           3,800            Washington Real Estate Investment Trust             91,504

                                                                               815,612


                            FINANCIAL SERVICES - 2.77%*
           7,300            Citigroup Inc.                                     269,735

                            HEALTHCARE REIT - 0.96%*
           3,026            Healthcare Realty Trust, Inc.                       93,685

                            HOSPITALITY REITS - 3.42%*
          15,600            Hersha Hospitality Trust                            94,380
           7,300            Hospitality Properties Trust                       238,856

                                                                               333,236


                            INDUSTRIAL REITS - 11.66%*
           6,500            AMB Property Corporation                           174,200
           1,100            CenterPoint Properties Trust                        59,268
          18,775            EastGroup Properties, Inc.                         455,481
          13,900            First Industrial Realty Trust, Inc.                375,856
           2,900            ProLogis                                            73,022

                                                                             1,137,827


                            INSURANCE - 0.13%*
             315            Travelers Property Casualty Corp. - Class A**        4,205
             647            Travelers Property Casualty Corp. - Class B**        8,747

                                                                                12,952


                            MARINE TRANSPORT - 0.22%*
             400            Knightsbridge Tankers Ltd. f                         5,592
           1,510            Nordic American Tanker Shipping Limited f           16,006

                                                                                21,598




                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 10

October 31, 2002


NUMBER OF SHARES            COMMON STOCKS - 84.66%*                              VALUE
                            MORTGAGE REITS - 1.69%*
           5,200            American Mortgage Acceptance Company             $  67,288
           3,265            FBR Asset Investment Corporation                    97,950

                                                                               165,238


                            OFFICE REITS - 1.27%*
             450            Boston Properties, Inc.                             16,065
             700            CarrAmerica Realty Corporation                      16,618
           1,200            Equity Office Properties Trust                      28,896
             720            Great Lakes REIT, Inc.                              12,442
           1,050            Prentiss Properties Trust                           28,297
             750            SL Green Realty Corp.                               21,885

                                                                               124,203


                            OFFICE/INDUSTRIAL REITS - 1.37%*
           1,800            Brandywine Realty Trust                             36,000
           1,800            Duke Realty Corporation                             43,740
           1,710            PS Business Parks, Inc.                             54,190

                                                                               133,930


                            MULTIFAMILY REITS - 2.36%*
           3,900            Archstone Communities Trust                         89,466
           1,400            Avalonbay Communities, Inc.                         52,780
           3,700            Equity Residential Properties Trust                 87,764

                                                                               230,010


                            RETAIL - 12.27%*
           7,900            Costco Wholesale Corporation**                     268,047
           4,100            Lowe's Companies, Inc.                             171,093
           7,300            Target Corporation                                 219,876
           6,700            Wal-Mart Stores, Inc.                              358,785
           5,300            Walgreen Company                                   178,875

                                                                             1,196,676


                            RETAIL REITS - 27.71%*
          26,600            Acadia Realty Trust                                199,234
           2,000            Chelsea Property Group, Inc.                        65,100
          10,806            Commercial Net Lease Realty                        168,574
           4,900            Developers Diversified Realty Corporation          119,658
             600            General Growth Properties, Inc.                     28,848
           7,200            Glimcher Realty Trust                              116,208
          38,000            IRT Property Company                               450,680






                  11| INLAND REAL ESTATE INCOME AND GROWTH FUND

October 31, 2002



NUMBER OF SHARES            COMMON STOCKS - 84.66%*                              VALUE
                            RETAIL REITS (CONTINUED)
          10,000            JDN Realty Corporation                           $ 108,800
          11,200            Kimco Reality Corporation                          339,360
           3,500            New Plan Excel Realty Trust                         60,655
           3,700            Pan Pacific Retail Properties, Inc.                123,950
          22,350            Ramco-Gershenson Properties Trust                  425,768
             700            Simon Property Group, Inc.                          23,905
           1,500            Taubman Centers, Inc.                               20,775
          34,900            Urstadt Biddle Properties                          396,115
           1,485            Weingarten Realty Investors                         55,168

                                                                             2,702,798


                            SELF STORAGE REITS - 3.95%*
           1,000            Public Storage, Inc.                                29,420
          12,250            Sovran Self Storage, Inc.                          355,862

                                                                               385,282


                            SOFTWARE - 2.03%*
           3,700            Microsoft Corporation**                            197,839

                            SPECIALTY - 0.60%*
           1,400            Alexandria Real Estate Equities, Inc.               58,800

                            TOTAL COMMON STOCKS (COST $8,090,868)           $8,258,346




                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 12

October 31, 2002



NUMBER OF SHARES          PREFERRED STOCKS - 7.37%*                              VALUE
           5,850          Apartment Investment & Management Company -
                             Class D                                       $   138,352
             462          Commercial Net Lease Realty - Class A                 11,897
           4,900          Glimcher Realty Trust - Class B                      109,564
           9,900          Innkeepers USA Trust - Class A                       229,185
           5,000          Kimco Realty Corporation - Class A                   124,450
           1,000          Mid-America Apartment Communities, Inc. -
                            Class A                                             24,900
              16          Public Storage, Inc. - Class A                           430
           3,560          Taubman Centers, Inc. - Class A                       80,278

                          TOTAL PREFERRED STOCKS (COST $728,402)           $   719,056







PRINCIPAL AMOUNT          SHORT-TERM INVESTMENTS - 10.41%*                       VALUE
                          VARIABLE RATE DEMAND NOTES #
       $ 337,512          American Family Financial Services Inc., 1.45%   $   337,512
         346,113          Wisconsin Corporate Central Credit Union, 1.46%      346,113
         331,725          Wisconsin Electric Power Company, 1.45%              331,725

                          TOTAL SHORT-TERM INVESTMENTS (COST $1,015,350)     1,015,350

                          TOTAL INVESTMENTS (COST $9,834,620)                9,992,752

                          LIABILITIES LESS OTHER ASSETS - (2.44%)*            (237,714)



                          TOTAL NET ASSET - 100.00%                        $ 9,755,038

*Calculated as a percentage of net assets.

** Non-income producing security.

#Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of October 31, 2002.

fForeign company.

See notes to financial statements


                  13| INLAND REAL ESTATE INCOME AND GROWTH FUND

Schedule of Investments: Options Written
October 31, 2002



CONTRACTS (100 SHARES PER CONTRACT)                                        VALUE

CALL OPTIONS
           AOL TIME WARNER INC.
     49    Expiration November 2002, Exercise Price $15.00               $ 2,940
     15    Expiration January 2003, Exercise Price $25.00                     75

           ANHEUSER-BUSCH COMPANIES, INC.
     25    Expiration January 2003, Exercise Price $55.00                  3,625

           CITIGROUP, INC.
     11    Expiration November 2002, Exercise Price $37.50                 1,100
     37    Expiration December 2002, Exercise Price $37.50                11,100
     25    Expiration December 2002, Exercise Price $40.00                 4,000

           COSTCO WHOLESALE CORPORATION
     67    Expiration November 2002, Exercise Price $37.50                 1,005
     12    Expiration January 2003, Exercise Price $45.00                     60

           E.I. DU PONT DE NEMOURS AND COMPANY
     12    Expiration November 2002, Exercise Price $40.00                 2,160
     12    Expiration November 2002, Exercise Price $45.00                    60
     13    Expiration January 2003, Exercise Price $50.00                    455

           LOWE'S COMPANIES, INC.
     10    Expiration November 2002, Exercise Price $42.50                 1,400
     10    Expiration November 2002, Exercise Price $47.50                   100
     21    Expiration January 2003, Exercise Price $50.00                  1,365

           MICROSOFT CORPORATION
     19    Expiration November 2002, Exercise Price $55.00                 1,995
     10    Expiration January 2003, Exercise Price $60.00                  1,700
      8    Expiration January 2003, Exercise Price $65.00                    480

           TARGET CORPORATION
     62    Expiration November 2002, Exercise Price $35.00                   310
     11    Expiration January 2003, Exercise Price $45.00                     55

           WAL-MART STORES, INC.
     10    Expiration November 2002, Exercise Price $55.00                   850
     10    Expiration November 2002, Exercise Price $60.00                    50
     14    Expiration December 2002, Exercise Price $55.00                 3,150
     33    Expiration December 2002, Exercise Price $60.00                 1,485

           WALGREEN COMPANY
     23    Expiration November 2002, Exercise Price $37.50                   115
     30    Expiration January 2003, Exercise Price $40.00                    900

           TOTAL CALL OPTIONS WRITTEN (PREMIUMS RECEIVED $75,201)        $40,535





                  INLAND REAL ESTATE INCOME AND GROWTH FUND | 14

October 31, 2002



CONTRACTS (100 SHARES PER CONTRACT)                                       VALUE
PUT OPTIONS
            AOL TIME WARNER INC.
     20     Expiration January 2004, Exercise Price $15.00               $ 7,000
     65     Expiration January 2005, Exercise Price $15.00                28,600

            ANHEUSER-BUSCH COMPANIES, INC.
     15     Expiration November 2002, Exercise Price $45.00                  113
     10     Expiration January 2003, Exercise Price $45.00                   700

            CITIGROUP, INC.
     20     Expiration December 2002, Exercise Price $22.50                  300
     10     Expiration December 2002, Exercise Price $27.50                  250
     11     Expiration January 2004, Exercise Price $30.00                 2,970
     33     Expiration January 2004, Exercise Price $35.00                14,520

            COSTCO WHOLESALE CORPORATION
     31     Expiration November 2002, Exercise Price $30.00                  465
     13     Expiration January 2003, Exercise Price $32.50                 2,340
     35     Expiration January 2004, Exercise Price $30.00                12,950

            E.I. DU PONT DE NEMOURS AND COMPANY
     37     Expiration November 2002, Exercise Price $37.50                  925

            LOWE'S COMPANIES, INC.
     10     Expiration November 2002, Exercise Price $30.00                   50
      4     Expiration November 2002, Exercise Price $37.50                  220
      6     Expiration January 2003, Exercise Price $35.00                   870
     21     Expiration January 2004, Exercise Price $30.00                 6,090

            MICROSOFT CORPORATION
      6     Expiration November 2002, Exercise Price $42.50                   60
      9     Expiration January 2003, Exercise Price $37.50                   540
     10     Expiration January 2003, Exercise Price $40.00                   850
     12     Expiration January 2004, Exercise Price $40.00                 5,880

            TARGET CORPORATION
     46     Expiration November 2002, Exercise Price $25.00                  460
     27     Expiration January 2004, Exercise Price $25.00                 8,370

            WAL-MART STORES, INC.
     10     Expiration November 2002, Exercise Price $45.00                  250
     25     Expiration November 2002, Exercise Price $47.50                1,250
     32     Expiration January 2004, Exercise Price $40.00                11,520




                  15| INLAND REAL ESTATE INCOME AND GROWTH FUND

October 31, 2002



CONTRACTS (100 SHARES PER CONTRACT)                                      VALUE

            WALGREEN COMPANY
     31     Expiration January 2003, Exercise Price $30.00             $   3,410
     22     Expiration January 2004, Exercise Price $30.00                 6,490

            TOTAL PUT OPTIONS WRITTEN (PREMIUMS RECEIVED $133,293)     $ 117,443


            TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $208,494)         $ 157,978



See notes to financial statements



                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 16

Notes to the Financial Statements

October 31, 2002


1} ORGANIZATION

The Inland Mutual Fund Trust (f/k/a Jefferson Fund Group Trust) (the "Trust") was organized as a business trust under the laws of Delaware on January 20, 1995 and registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company issuing its shares in series. The only series presently authorized is the Inland Real Estate Income & Growth Fund (f/k/a Jefferson REIT Fund) (the "Fund"). The Fund is a non-diversified fund. The Fund commenced operations on March 1, 1999, all organizational costs incurred by the Trust in connection with the organization, registration and initial public offering of these series were expensed as incurred.

The primary focus of the Fund is to provide high current income and secondarily produce capital appreciation, primarily through investments in equity securities of real estate investment trusts and real estate operating companies. The Fund may also invest in securities of companies outside the real estate industry.

The Fund is authorized to issue two classes of shares in an unlimited number, without par value. The Class A shares are subject to a servicing fee at an annual rate up to 0.25% of net assets pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund's prospectus. The maximum front-end sales charge is 5.75% of the public offering price or 6.10% of the net amount invested for Class A shares. The Fund imposes a deferred sales charge of 1.00% on redemptions within one year of purchases of Class A shares initially purchased in an amount of $1,000,000 or more. The Class C shares are subject to a servicing fee at an annual rate up to 1.00% of net assets pursuant to Rule 12b-1 and a deferred sales charge of 1.00% is imposed on redemptions within one year of purchase. Class C shares commenced operations on May 17, 2002.

On January 24, 2002, a proxy passed for the liquidation and termination of the Jefferson Growth & Income Fund (the "Growth Fund"). The shareholders of the Growth Fund had options of either redemption of their account or a transfer to the Inland Real Estate Income & Growth Fund.

2} SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A} INVESTMENT VALUATIONS - Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts ("REITs"), the Fund may be subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers and tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. B} WRITTEN OPTION ACCOUNTING - The Fund writes (sells) put and call options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercised price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security. All written options must be fully collateralized. The Fund maintains, as appropriate, cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of the purchase obligation of put options or the





                 17 | INLAND REAL ESTATE INCOME AND GROWTH FUND market value of the instrument underlying the contract for call options. See
Note 5 for options written by the Fund for the year ended October 31, 2002. C} FEDERAL INCOME TAXES - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as "regulated investment companies" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2002, the Fund had a capital loss carryover of $147,283, which will expire between October 31, 2008 and October 31, 2010. Net realized gains or losses may differ for financial reporting and tax purposes as a result of deferral of losses relating to wash sale and straddle transactions.

At October 31, 2002, the cost of investment securities for federal income tax purposes was $9,810,986. Differences between the Fund's cost basis of investments at October 31, 2002, if any, for book and tax purposes relates primarily to deferral of losses related to straddles and wash sales and REIT adjustments. At October 31, 2002, unrealized appreciation and depreciation for federal income tax purposes was as follows:

Gross unrealized appreciation of investments  $ 583,424
Gross unrealized depreciation of investments  (401,658)
   NET UNREALIZED APPRECIATION OF INVESTMENTS $ 181,766

Generally accepted accounting principles in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. For the year ended October 31, 2002, $34,759 was reclassified from undistributed net income to undistributed accumulated net realized loss on investments and option contracts expired or closed. D} INCOME AND EXPENSES - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class). E} DISTRIBUTIONS TO SHAREHOLDERS - Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually. A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

The tax character of distributions during the fiscal years were as follows:


                           YEAR ENDED        YEAR ENDED
                           10/31/2002   ::   10/31/2001
Distributions paid from:
    Ordinary Income         $190,958           $89,527


As of October 31, 2002, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income           $818
Undistributed Long-term Capital Gain    $  -

F} USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. G} INVESTMENT INCOME AND INVESTMENT TRANSACTIONS - Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. H} FOREIGN SECURITIES - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.




                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 18

3} CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of the Fund were as follows:

                   YEAR ENDED           YEAR ENDED
                   10/31/2002    ::     10/31/2001

CLASS A            AMOUNT     SHARES    AMOUNT      SHARES
Shares sold        6,722,741  564,418   2,427,572   217,133
------------------------------------------------------------
Shares issued
to holders in
reinvestment of
dividends            112,398    9,173      67,126     6,128
------------------------------------------------------------
Shares redeemed    (886,195) (74,787)   (338,036)  (30,719)
------------------------------------------------------------
  NET INCREASE
    (DECREASE)    $5,948,944  498,804  $2,156,662   192,542


                     YEAR ENDED         YEAR ENDED
                     10/31/2002    ::   10/31/2001

CLASS C              AMOUNT    SHARES   AMOUNT   SHARES
Shares sold          261,025   21,871       -        -
------------------------------------------------------------
Shares issued
to holders in
reinvestment of
dividends                642       53       -        -
------------------------------------------------------------
Shares redeemed         (37)      (3)       -        -
------------------------------------------------------------
  NET INCREASE
    (DECREASE)      $261,630   21,921       -        -


4} INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 2002, were as follows:

                  PURCHASE     ::     SALES
U.S. Government             --               --
------------------------------------------------
Other             $  8,354,560    $   2,032,883

5} OPTION CONTRACTS WRITTEN

The premium amount and the number of option contracts written during the year ended October 31, 2002 were as follows:

                                          NUMBER OF
CALL OPTIONS            PREMIUM AMOUNT :: CONTRACTS

Call options
outstanding,
beginning of year          $ 22,402          112
---------------------------------------------------
Call options written        200,102        1,686
---------------------------------------------------
Call options closed        (73,930)        (504)
---------------------------------------------------
Call options                  (930)         (10)
exercised
---------------------------------------------------
Call options expired       (72,443)        (735)
---------------------------------------------------
Call options
outstanding,
end of year                $ 75,201          549

PUT OPTIONS           PREMIUM AMOUNT   ::  NUMBER OF
                                           CONTRACTS
Put options
outstanding,
beginning of year       $ 25,108              126
---------------------------------------------------
Put options written      342,275            1,977
---------------------------------------------------
Put options closed     (163,178)            (913)
---------------------------------------------------
Put options                   --               --
exercised
---------------------------------------------------
Put options expired     (70,912)            (619)
---------------------------------------------------
Put options
outstanding,
end of year             $133,293              571




6} INVESTMENT ADVISORY AND OTHER AGREEMENTS

Inland Investment Advisors, Inc. ("the Adviser") became the investment adviser to the Fund on June 1, 2001. As of March 1, 2002, for its services to the Fund under the advisory agreement, the Adviser received a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.00% of the Fund's average daily net assets. For the period November 1, 2001 through February 28, 2002, the Adviser received a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 0.50% of the Fund's average daily net assets.

The Fund has adopted a plan providing that if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of average net assets for Class A and Class C, the Advisor may waive or may reimburse the Fund for the amount of such excess. Accordingly, for the year ended October 31, 2002, the Advisor waived and reimbursed the Fund $130,223.

The Trust has adopted a Distribution and Shareholder Servicing Plan (the "Plan") pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan allows the Trust to reimburse the Distributor for a portion of the costs incurred in distributing the Fund's Class A shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Fund's Class A shares. The Fund's Class A shares incurred $19,024 in fees pursuant to the Plan for the year ended October 31, 2002. The Class C shares are subject to a servicing fee at an annual rate up to 1.00% of net assets pursuant to Rule 12b-1 and a deferred sales charge of 1.00% is imposed on redemptions, within one year of purchase. The Fund's Class C shares incurred $526 in fees pursuant to the Plan for the period ended October 31, 2002.







                 19 | INLAND REAL ESTATE INCOME AND GROWTH FUND

U.S.  Bancorp  Fund  Services,  LLC  serves  as  Transfer  Agent,
Administrator  and Accounting  services agent for the Fund.  U.S.
Bank,  N.A. serves as Custodian for the Fund.  Inland  Securities
Corporation serves as Distributor for the Fund.

7} AFFILIATED PARTIES

As of October 31, 2002, the affiliates of the Fund owned 284,412 shares, which represents 33.7% of the net assets.






                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 20

Independent Auditors' Report


The Shareholders and Board of Trustees
The Inland Mutual Fund Trust:

We have audited the accompanying statement of assets and liabilities of Inland Real Estate Income and Growth Fund (the "Fund", a series of the Inland Mutual Fund Trust), including the schedule of investments, as of October 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for the each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP

Chicago, Illinois
December 9, 2002


                 21 | INLAND REAL ESTATE INCOME AND GROWTH FUND

                                    TRUSTEES

Information pertaining to the Trustees of the Fund is set forth below.
---------------------------------------------------------------------------------------------------------------
NAME                                                                PRINCIPAL OCCUPATION(S)
AGE                                                  NO. OF FUNDS   DURING THE PAST 5 YEARS AND OTHER
ADDRESS                   TERM OF OFFICE             IN COMPLEX     TRUSTEESHIPS / DIRECTORSHIPS HELD
POSITION WITH TRUST       AND TENURE                 OVERSEEN       BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
*Robert D. Parks   59     Trustee, Chairperson          1           Mr. Parks served as Chairman of
2901 Butterfield Road     and President since                       the Board, President and Chief
Oak Brook, IL  60523      2001                                      Executive Officer of Inland Real
                                                                    Estate Corporation from October
Trustee, Chairperson                                                1994 through July 2000 and from
and President                                                       February 2001 to the present. Mr.
                                                                    Parks is a founding stockholder and
                                                                    a Director of The Inland Group, Inc.
                                                                    Mr. Parks also serves on the board,
                                                                    or as an officer, of entities wholly-
                                                                    owned or controlled by The Inland
                                                                    Group, Inc.  Mr. Parks is primarily
                                                                    responsible for managing the
                                                                    Inland Group affiliated broker-dealer
                                                                    and other marketing and investor
                                                                    relations activities.  Mr. Parks is
                                                                    also Chairman of the Board, Chief
                                                                    Executive Officer and a Director of
                                                                    Inland Retail Real Estate Trust, Inc.
                                                                    and a Director of Inland Securities
                                                                    Corporation. He is a registered
                                                                    Direct Participation Program
                                                                    Principal with the National
                                                                    Association of Securities Dealers,
                                                                    Inc. and a member of the Real
                                                                    Estate Investment Association and
                                                                    the National Association of Real
                                                                    Estate Investment Trusts.
---------------------------------------------------------------------------------------------------------------
*Roberta S. Matlin  58    Trustee, Executive Vice       1           Ms. Matlin joined The Inland Group,
2901 Butterfield Road     President, Secretary                      Inc. in 1984 as a Director of
Oak Brook, IL    60523    and Treasurer since                       investor administration and
Trustee, Executive        2001                                      currently serves as Senior Vice
Vice President,                                                     President of Inland Real Estate
Secretary and                                                       Investment Corporation.  From
Treasurer                                                           March 1995 to July 2000, Ms.
                                                                    Matlin was Vice President of
                                                                    Administration of Inland Real
                                                                    Estate Corporation.  Ms. Matlin
                                                                    serves as a Director of Inland Real





                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 22

---------------------------------------------------------------------------------------------------------------
NAME                                                                PRINCIPAL OCCUPATION(S)
AGE                                                 NO. OF FUNDS    DURING THE PAST 5 YEARS AND OTHER
ADDRESS                   TERM OF OFFICE            IN COMPLEX      TRUSTEESHIPS / DIRECTORSHIPS HELD
POSITION WITH TRUST       AND TENURE                OVERSEEN        BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
                                                                    Estate Investment Corporation and
                                                                    Inland Securities Corporation, of which
                                                                    she is Vice-President. She is President
                                                                    and a Director of Inland Investment
                                                                    Advisors, Inc. and Intervest Southern
                                                                    Real Estate Corporation, Vice President
                                                                    of Administration of Inland Retail Real
                                                                    Estate Trust, Inc. and a Director of
                                                                    Partnership Ownership Corporation. Ms.
                                                                    Matlin is a registered securities
                                                                    principal.
---------------------------------------------------------------------------------------------------------------
*Daniel L. Goodwin  59   Trustee since 2002            1            Mr. Goodwin is Chairman of the
2901 Butterfield Road                                               Board of Directors of The Inland
Oak Brook, IL   60523                                               Group, Inc., a multi-billion dollar
                                                                    real estate and financial organization,
Trustee                                                             and also serves on the board of
                                                                    several other business entities
                                                                    involved in the real estate and
                                                                    financial business, including Inland
                                                                    Mortgage Investment Corporation,
                                                                    a mortgage banking company, of
                                                                    which Mr. Goodwin is President.
                                                                    For over 20 years, Mr. Goodwin has
                                                                    been trading stock and stock
                                                                    options, and has been a member of
                                                                    Inland Investment Advisors, Inc.'s
                                                                    investment committee since its
                                                                    inception. He continues to oversee
                                                                    The Inland Group's investment
                                                                    portfolio. Mr. Goodwin is Chairman
                                                                    of Inland Bancorp Holding Company
                                                                    and has been a Director of three
                                                                    other Illinois banks and a Chairman
                                                                    of the American National Bank of
                                                                    DuPage. He is Chairman of the
                                                                    Northeastern Illinois University
                                                                    Board of Trustees and Vice
                                                                    Chairman of the Board of Trustees
                                                                    of Benedictine University.








                 23 | INLAND REAL ESTATE INCOME AND GROWTH FUND

---------------------------------------------------------------------------------------------------------------
NAME                                                                   PRINCIPAL OCCUPATION(S)
AGE                                                   NO. OF FUNDS     DURING THE PAST 5 YEARS AND OTHER
ADDRESS                      TERM OF OFFICE           IN COMPLEX       TRUSTEESHIPS / DIRECTORSHIPS HELD
POSITION WITH TRUST          AND TENURE               OVERSEEN         BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
J. Michael Borden   65       Disinterested Trustee        1            Mr. Borden has served as a trustee
2938 North Shore Drive       since 1999                                of the Trust since its inception.
Delavan, WI 53115                                                      Since 1988, Mr. Borden has been
                                                                       the president of Total Quality
Disinterested Trustee                                                  Plastics, Inc., a manufacturer of
                                                                       injection molding, the President of
                                                                       Rock Valley Trucking, and the
                                                                       President of Freedom Plastics, Inc.
                                                                       Mr. Borden has been the president
                                                                       and chief executive officer of
                                                                       Hufcor, Inc., a manufacturer of movable
                                                                       walls and accordion partitions, since
                                                                       1978.  Mr. Borden has served as a
                                                                       Director of the Catholic Funds Inc., a
                                                                       registered Investment company, since
                                                                       1998.
---------------------------------------------------------------------------------------------------------------
Lawrence E. Harb        49   Disinterested Trustee        1            Mr. Harb is currently president of IT
P. O. Box 504                since 2000                                Risk Managers, Inc., a specialty
Okemos, MI 48805                                                       wholesaler of internet and technology
                                                                       insurance.  Formerly (January 1999 -
Disinterested Trustee                                                  August/September 2000), Mr. Harb served
                                                                       as the Managing Director of Sales and
                                                                       Marketing for J.S. Wurzler Underwriting
                                                                       Managers, an underwriter of internet
                                                                       and e-commerce insurance. Prior to that
                                                                       time he served as an officer of
                                                                       subsidiaries of AON Corp., a holding
                                                                       company that owned mutual fund
                                                                       investment advisory and insurance
                                                                       brokerage businesses.
---------------------------------------------------------------------------------------------------------------
Richard Imperiale       44   Disinterested Trustee        1            Mr. Imperiale has been the President
The Oaks Building,           since 1999                                of Uniplan, Inc., since he founded
Suite 101                                                              Uniplan, Inc. in 1985.
8112 West Bluemound
Road
Milwaukee, WI 53213



                 INLAND REAL ESTATE INCOME AND GROWTH FUND | 24


---------------------------------------------------------------------------------------------------------------
NAME                                                                     PRINCIPAL OCCUPATION(S)
AGE                                                      NO. OF FUNDS    DURING THE PAST 5 YEARS AND OTHER
ADDRESS                           TERM OF OFFICE         IN COMPLEX      TRUSTEESHIPS / DIRECTORSHIPS HELD
POSITION WITH TRUST               AND TENURE             OVERSEEN        BY TRUSTEE
---------------------------------------------------------------------------------------------------------------
Disinterested Trustee
F.L. Kirby              57        Disinterested              1           Mr. Kirby has been a senior vice
516 North Western Avenue          Trustee since                          president of Morgan Stanley Dean
Lake Forest, IL 60045             1999                                   Witter, Inc., a broker-dealer, since
                                                                         2000. Prior to that time he was a
Disinterested Trustee                                                    senior vice president of Schroders,
                                                                         a broker-dealer, since 1998. From
                                                                         1997 until 1998, he was a Director,
                                                                         Chief Executive Officer and an
                                                                         Executive Committee member of
                                                                         Rodman & Renshaw, Inc.
---------------------------------------------------------------------------------------------------------------
John L. Komives         72        Disinterested                          Dr. Komives is the President of
101 S. Second Street              Trustee since                          Lakeshore Group Ltd., a position he
Milwaukee, WI 53204               1999                                   has held since he founded the firm
                                                                         in 1975.
Disinterested Trustee
---------------------------------------------------------------------------------------------------------------
Lawrence J. Kujawski    62        Disinterested                          Mr. Kujawski has been President of
The Oaks Building, Suite 101      Trustee since                          Uniplan/Matrix, Inc., a consulting
8112 West Bluemound Road          1999                                   firm specializing in the valuation of
Milwaukee, WI 53213                                                      closely-held securities and investment
                                                                         banking activities since 1998. He has
Disinterested Trustee                                                    also been the President of Matrix
                                                                         Venture Funds, Inc., another firm
                                                                         specializing in the valuation of
                                                                         closely-held securities and investment
                                                                         banking activities since 1982.
---------------------------------------------------------------------------------------------------------------


*This trustee is deemed to be an "interested person" of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling
(800) 216-9785 or write to The Inland Mutual Fund Trust, c/o U.S. Bancorp Fund Services, LLC, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, WI 53202.




                 25 | INLAND REAL ESTATE INCOME AND GROWTH FUND

BOARD OF TRUSTEES

J. Michael Borden
Delavan, WI

Daniel L. Goodwin
Oak Brook, IL

Lawrence Harb
Okemos, MI

Richard Imperiale
Milwaukee, WI

F.L. Kirby
Chicago, IL

John Komives
Milwaukee, WI

Lawrence Kujawski
Milwaukee, WI

Roberta S. Matlin
Oak Brook, IL

Robert D. Parks
Oak Brook, IL


CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT
ACCOUNTANTS
KPMG LLP
303 East Wacker Drive,
Chicago, IL 60601

LEGAL COUNSEL
Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, WI 53202

DISTRIBUTOR
Inland Securities Corporation
2901 Butterfield Road
Oak Brook, IL 60523

INVESTMENT ADVISER
Inland Investment Advisors, Inc.
2901 Butterfield Road
Oak Brook, IL 60523